                                                                    EXHIBIT 32.1

     CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

         In connection with the Quarterly  Report of Empire  Resorts,  Inc. (the
"Company")  on Form 10-Q for the period ended  September  30, 2005 as filed with the  Securities  and  Exchange  Commission  on the date hereof  (the  "Quarterly
Report"),  I, David P. Hanlon, Chief Executive Officer of the Company,  certify, pursuant to Section  906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.  Section
1350), that:

(1)      The Quarterly  Report fully complies with the  requirements  of Section
13(a) of the Securities Exchange Act of 1934; and

(2)      The information  contained in the Quarterly Report fairly presents,  in all material respects,  the financial  condition and results of operation of the
Company.

Date: November 14, 2005
EMPIRE RESORTS, INC.

By: /s/ David P. Hanlon
    -----------------------------------------
        David P. Hanlon
        President and Chief Executive Officer

A signed  original of this written  statement  required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906, has been provided to Empire  Resorts,  Inc. and will be retained by Empire  Resorts,  Inc. and furnished to the  Securities and Exchange
Commission or its staff upon request.